UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): December 28, 2005

                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

                                     TEXAS
                          (State or other jurisdiction
                               of incorporation)

                 1-8754                                 74-2073055
        (Commission File Number)                      (I.R.S. Employer
                                                      Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

The information furnished under Items 8.01 and 9.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                             Section 8-Other Events

Item 8.01  Other Events.

     Swift Energy Company, a Texas corporation, formerly New Swift Energy Company (the "Registrant"), was organized to enable its predecessor, formerly Swift Energy Company, a Texas corporation ("Predecessor"), to adopt a holding company organizational structure in accordance with Article 5.03.H of the Texas Business Corporation Act (the "TBCA"). The purposes for creating the holding company structure are to create a classical holding company structure, separate Swift Energy Company's domestic and international operations to more closely reflect its management structure, and provide for a more equitable allocation of state taxes.

     The holding company organizational structure was effected pursuant to a Plan and Agreement and Articles of Merger (the "Merger Agreement") among the Predecessor, the Registrant, and Swift Energy Operating, LLC, a Texas limited liability company and a wholly owned subsidiary of the Registrant ("Operating"). The Merger Agreement provided for the merger of the Predecessor into Operating, with Operating continuing as the surviving entity and a wholly owned subsidiary of the Registrant (the "Merger"). The Merger became effective at 9:00 a.m., local time in Austin, Texas on December 28, 2005. Prior to the Merger, the Registrant was a direct, wholly owned subsidiary of the Predecessor organized for the purpose of implementing the holding company organizational structure. Pursuant to Article 5.03.H of the TBCA, shareholder approval of the Merger was not required. The reorganization was structured so that it is tax-free to Swift's shareholders.

     By virtue of the Merger, all of the Predecessor's outstanding capital stock was converted, on a share for share basis, into capital stock of the Registrant. As a result, each shareholder of the Predecessor became the owner of an identical number of shares of capital stock of the Registrant. Additionally, each treasury share of the Predecessor was automatically converted into a treasury share of the Registrant. Also, each outstanding option to purchase shares of the Predecessor's common stock was automatically converted into an option to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's common stock. Finally, each preferred share purchase right under the Predecessor's Amended and Restated Rights Agreement was automatically converted, upon the same terms and conditions, into a preferred share purchase right for each outstanding share of the Registrant's common stock held by such holder.

     Pursuant to the TBCA, the conversion of shares of stock in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing shares of outstanding stock of the Predecessor are deemed to represent the same number of shares of stock of the Registrant. The Registrant's CUSIP number will remain the same and the common stock will continue to be listed on the New York Stock Exchange under the symbol "SFY" without interruption and the Registrant will use the same name as the Predecessor, "Swift Energy Company."

     In the Merger, each shareholder received securities of the same class, evidencing the same proportional interests in the Registrant and having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as those that the shareholder held in the Predecessor. Pursuant to Article 5.03.H of the TBCA, the articles of incorporation, the certificate of designation and the bylaws of the Registrant contain provisions substantially identical to those of the Predecessor prior to the Merger. Also pursuant to Article 5.03.H of the TBCA, the regulations and articles of organization of Operating contain a provision that any act or transaction by or




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

involving Operating, other than the election or removal of managers of Operating, that requires for its adoption under Operating's articles of organization or regulations the approval of the members of Operating, or would require the approval of the shareholders of Operating if Operating were a corporation subject to the TBCA, shall in addition, require approval of the shareholders of the Registrant and as further specified in the organizational documents of Operating. The authorized capital stock of the Registrant, the designations, rights, powers and preferences of such capital stock and the qualifications, limitations and restrictions thereof are also substantially identical to those of the Predecessor's capital stock immediately prior to the Merger. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of the Predecessor immediately prior to the Merger.

     In connection with the Merger, the Registrant, the Predecessor, Operating and the trustees entered into Second Supplemental Indentures dated December 28, 2005 under the Indenture and the First Supplemental Indenture, both dated as of June 23, 2004, among the Predecessor and the trustee relating to Swift's 7 5/8% Senior Notes Due 2011 (the "7 5/8 Indenture") and the Indenture and the First Supplemental Indenture, both dated as of April 16, 2002, among the Predecessor and the trustee, relating to Swift's 9 3/8% Senior Subordinated Notes due 2012 (the "9 3/8 Indenture" and collectively with the 7 5/8 Indenture, the
"Indenture"),  which  did  not  require  the  consent  of  the  holders  of  the
Predecessor's notes issued under the Indenture. The Second Supplemental Indenture provides for the assumption and assignment of the rights and obligations of the Predecessor under the Indenture by the Registrant and Operating.

     Upon consummation of the Merger, the Registrant's common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), the Registrant is the successor issuer to the Predecessor.

                  SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01     Financial Statements and Exhibits

(a) NONE

(b) NONE

(c) NONE

(d) NONE

The following is furnished as an exhibit to this report:

     Exhibit           Description
     -------           -----------

       2.1           Plan and Agreement and Articles of  Merger to Form  Holding
                     Company, dated as of December 21, 2005, but effective at 9:00 a.m., local time in Austin, Texas on December 28, 2005, by and among the Registrant, the Predecessor and Operating (without Exhibits)

       3.1           Articles of Incorporation of the Registrant

       3.2           Amendment  No. 1 to the  Articles  of Incorporation  of the
                     Registrant

       3.3           Restated Articles of Incorporation of the Registrant

       3.4           Certificate of Designation of Series A Junior Participating
                     Preferred Stock of the Registrant

       3.5           Amended and Restated Bylaws of the Registrant



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


       4.1           Second  Supplemental Indenture   dated  as  of December 28,
                     2005,  between  Swift  Energy Company and J.P. Morgan Trust
                     Company, National Association as successor Trustee to Bank
                     One, NA

       4.2           Second  Supplemental  Indenture  dated  as  of December 28,
                     2005,  between  Swift  Energy Company and Wells Fargo Bank,
                     National Association, as Trustee

       4.3           Amendment No. 1 to the Rights Agreement  dated December 12,
                     2005   between   Swift   Energy  Company and American Stock
                     Transfer & Trust Company, as Rights Agent

       4.4 Assignment, Assumption, Amendment and Novation Agreement between the Registrant, the Predecessor and American Stock
                     Transfer &  Trust Company, as  Rights  Agent  effective  at
                     9:00 am.,  local time in Austin, Texas on December 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2005

                                         Swift Energy Company


                                         By:/s/ Bruce H. Vincent
                                            ------------------------------
                                            Bruce H. Vincent
                                            President





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


                                  EXHIBIT INDEX


Exhibit   Description

2.1 Plan and Agreement and Articles of Merger to Form Holding Company, dated as of December 21, 2005, but effective at 9:00 a.m., local time in Austin, Texas on December 28, 2005, by and among the Registrant, the Predecessor and Operating

3.1       Articles of Incorporation of the Registrant

3.2       Amendment No. 1 to the Articles of Incorporation of the Registrant

3.3       Restated Articles of Incorporation of the Registrant

3.4 Certificate of Designation of Series A Junior Participating Preferred Stock of the Registrant

3.5       Amended and Restated Bylaws of the Registrant

4.1       Second  Supplemental  Indenture dated as of December 28, 2005, between
          Swift  Energy  Company  and  J.P.   Morgan  Trust  Company,   National
          Association as successor Trustee to Bank One, NA

4.2 Second Supplemental Indenture dated as of December 28, 2005, between Swift Energy Company and Wells Fargo Bank, National Association, as Trustee

4.3 Amendment No. 1 to the Rights Agreement dated December 12, 2005 between Swift Energy Company and American Stock Transfer & Trust Company, as Rights Agent

4.4 Assignment, Assumption, Amendment and Novation Agreement between the Registrant, the Predecessor and American Stock Transfer & Trust Company, as Rights Agent effective at 9:00 am., local time in Austin, Texas on December 28, 2005





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